This is filed pursuant to Rule 497(e).
File Nos. 333-37177 and 811-8403.

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[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

                                           ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS
                           - AllianceBernstein Premier Growth Institutional Fund
                         - AllianceBernstein Small Cap Growth Institutional Fund
                   - AllianceBernstein Real Estate Investment Institutional Fund

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Supplement  dated  August 6, 2004 to the  prospectus  dated March 1, 2004 of the
AllianceBernstein Institutional Funds offering shares of the above-referenced funds.

The following disclosure replaces the first paragraph under "PURCHASE AND SALE OF SHARES - How the Funds Value Their Shares."

Each Fund's net asset value or NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the oversight of the Board, each Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

The following disclosure replaces the information regarding the portfolio managers of the AllianceBernstein Real Estate Investment Institutional Fund in the table under "MANAGEMENT OF THE FUNDS - Portfolio Managers."

The day-to-day management of and investment decisions for the AllianceBernstein Real Estate Investment Institutional Fund are made by the REIT Investment Policy Group, comprised of senior Value Team members. The REIT Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

You should retain this Supplement with your prospectus for future reference.

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